SCHEDULE 14A
                              (RULE 14A-101)
                  INFORMATION REQUIRED IN PROXY STATEMENT
                         SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                                   1934

[ X ]     Filed by the Registrant
[     ]   Filed by a Party other than the Registrant

Check the appropriate box:
[     ]   Preliminary Proxy Statement                  [     ]
                                   Confidential, For Use of the  Commission
                              Only  (as permitted by Rule 14a-6(e)(2))
[ X ]     Definitive Proxy Statement
[     ]   Definitive Additional Materials
[     ]   Soliciting Material Pursuant to  Section240.14a-11(c) or
Section240.14a-12

                                        The Starburst Funds
             (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                     The Starburst Funds
               (NAME OF PERSON(S) FILING PROXY STATEMENT, IF
                        OTHER THAN THE REGISTRANT )

Payment of Filing Fee (Check the appropriate box):
[ X ]     No fee required.
[     ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregated number of securities to which transaction applies:

     (3)  Per unit price or other underlying value of transaction computed
     pursuant to Exchange Act Rule 0-11 (set          forth the amount on
     which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[     ]   Fee paid previously preliminary materials:

[     ]   Check box if any part of the fee is offset as provided by
     Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Dated Filed:



                   THE STARBURST GOVERNMENT INCOME FUND
                THE STARBURST GOVERNMENT MONEY MARKET FUND
                      THE STARBURST MONEY MARKET FUND
                 (EACH A PORTFOLIO OF THE STARBURST FUNDS)

WA02A/11379.1
                 NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD MAY 16, 1997

     A Special Meeting of The Starburst Funds (the ``rust'') for the shareholders of The Starburst Government Income Fund, The Starburst Government Money Market Fund and The Starburst Money Market Fund (each a ``ortfolio'' and, collectively, the ``Portfolios''), will be held at the Trust's principal offices on the 19th Floor of Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania l5222-3779, at 2:00 p.m., May 16, 1997, for the following purposes:

     (1)  To elect a new Board of Trustees for the Trust; and
     (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Trustees has fixed March 24, 1997, as the record date for determination of shareholders entitled to vote at the meeting.

                                                                By Order of
the Trustees

                                                                JOHN W.
MCGONIGLE
                                                                 Secretary
April 2, 1997

                 SIGN, DATE AND RETURN THE ENCLOSED PROXY
                   PROMPTLY TO AVOID ADDITIONAL EXPENSE

     YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED WA02A/11379.1
PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE, AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.








                            THE STARBURST FUNDS
                         FEDERATED INVESTORS TOWER
                    PITTSBURGH, PENNSYLVANIA l5222-3779

                              PROXY STATEMENT



     The enclosed proxy is solicited on behalf of the Board of Trustees of the Trust. The proxy is revocable at any time before it is voted by sending written notice of the revocation to the Trust or by appearing personally on May 16, 1997, at the special meeting of shareholders (`Special Meeting''). The cost of preparing and mailing the notice of meeting, this proxy statement, proxy card and any additional proxy material has been or is to be borne by the Trust. Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, or personal interviews conducted by certain officers or employees of the Trust, or of Federated Services Company (the Trust's transfer agent), Federated Administrative Services (the Trust's administrator), Compass Bank (the Trust's Adviser) or WA02A/11379.1
certain of Compass Bank's affiliates. In the event that a shareholder does not indicate a choice as to any of the items on the proxy ballot, the Trust will vote the shares in favor of such proposal(s).

     Shareholders of each Portfolio of record at the close of business on March 24, 1997 (`Record Date''), are the only Shareholders entitled to vote at the Meeting (the ``hareholders''). The table below sets forth the number of shares issued and outstanding as of March 24, 1997:

PORTFOLIO                               SHARES OUTSTANDING

The Starburst Government Income Fund              2,447
The Starburst Government Money Market Fund             77
The Starburst Money Market Fund                   1,508

     Each Share is entitled to one vote. Only shareholders of record at the close of business on the Record Date will be entitled to notice of and vote at the Special Meeting. A majority of the outstanding Shares of the Trust, represented in person or by proxy, shall be required to constitute a quorum at the Special Meeting. For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and `broker non-votes' will be counted as present, but not as votes cast, at the Special Meeting. Under the Trust's Declaration of Trust, the election of Trustees will be determined on the basis of a plurality of the votes cast at the Special Meeting. Shares of all the Portfolios comprising the Trust will be voted as a single group of shares on the election of Trustees.

     An Annual Report which includes the Trust's audited financial statements has been previously mailed to shareholders. However, the Trust will furnish, without charge, a copy of its most recent Annual Report to WA02A/11379.1
Shareholders, and the most recent Semi-Annual Report succeeding such Annual Report, if any, on request. Requests should be directed to the Trust at its executiveoffices at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779, or by calling 1-800-239-1930. This Proxy Statement is being mailed to Shareholders on or about April 2, 1997.

     THOSE SHAREHOLDERS WHO WISH TO VOTE FOR OR AGAINST ALL OF THE NOMINEES FOR THE BOARD OF TRUSTEES MAY CHECK A SINGLE BOX ON THE PROXY CARD. SHAREHOLDERS ALSO MAY VOTE FOR OR AGAINST THE NOMINEES INDIVIDUALLY.


                 PROPOSAL TO ELECT A NEW BOARD OF TRUSTEES

     At a meeting of the Board of Trustees held on February 27, 1997, the Trustees called a Special Meeting of Shareholders in order to elect a new Board of Trustees. The current Trustees, John F. Donahue, Thomas G. Bigley, John T. Conroy, Jr., William J. Copeland, James E. Dowd, Lawrence
D. Ellis, M.D., Edward L. Flaherty, Jr., Edward C. Gonzales, Peter E. Madden, Gregor F. Meyer, John E. Murray, Jr., J.D., S.J.D., Wesley W. Posvar and Marjorie P. Smuts, after due consideration unanimously approved each nominee to serve as a member of the Board of Trustees. In considering the nominees for election as Trustees of the Trust, the Trustees took into account the qualifications of each of the nominees and concern for the continued efficient conduct of the Trust's business.

     In accordance with Rule 12b-1 adopted under the Investment Company Act of 1940, the selection and nomination of each proposed Trustee who will be an independent Trustee was carried out by Messrs. Bigley, Conroy, Copeland, Dowd, Flaherty, Madden, Meyer, Murray and Posvar and Ms. Smuts, who are currently Independent Trustees. The current Trustees will continue to serve as Trustees until the Shareholders approve the new members of the Board. WA02A/11379.1
Upon their election and qualification, the seven nominees listed below will constitute the Board of Trustees of the Trust.

     Because the Trust does not hold regular annual shareholder meetings, each nominee, if elected, will hold office until his successor is elected and duly qualified. Under Massachusetts law, a trust registered under the Investment Company Act of 1940 is not required to hold an annual meeting. The Trust has availed itself of this provision and will achieve cost savings by eliminating printing costs, mailing charges and other expenses involved in routine annual meetings.

     Even with the elimination of routine annual meetings, the Board of Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act of 1940 or required or permitted by the Declaration of Trust and By-Laws of the Trust. In compliance with the Investment Company Act of 1940, shareholder meetings will be held to elect Trustees whenever fewer than a majority of the Trustees holding office have been elected by the shareholders or, if necessary in the case of filling vacancies, to assure that at least two-thirds of the Trustees holding office after vacancies are filled have been elected by the shareholders. The Trust may hold shareholder meetings to approve changes to investment policy, a new investment advisory agreement or other matters requiring shareholder action under the Investment Company Act of 1940.

The Nominees

     The following information is provided for each of the seven nominees. It includes the nominee's name, number of shares of the Trust beneficially owned, principal occupation(s) or employment during the past five years,

WA02A/11379.1
and directorships with other companies which file reports periodically with the Securities and Exchange Commission.

               Date of        Shares         Principal Occupation;
Name           Birth          Owned          Directorships

Robert A. Nesher         8/17/46        - 0 -          Retired.  Director
                              and Executive Vice President of SEI
                              Corporation, 1986-1994.  Director and
                              Executive Vice President of SEI Financial
                              Services Company and SEI Fund Resources,
                              1981-1994.  Trustee,  SEI Asset Allocation
                              Trust, SEI Daily Income Trust, SEI Index
                              Funds, SEI Institutional Investments Trust,
                              SEI Institutional Managed Trust, SEI
                              International Trust, SEI Liquid Asset Trust,
                              SEI Tax Exempt Trust, Insurance Investment
                              Products Trust, The Advisors' Inner Circle
                              Fund, The Arbor Fund, Marquis Funds, Pillar
                              Funds, Rembrandt Funds and Stepstone Funds.

Robert A. Patterson 11/5/17        - 0 -          Senior Vice President,
                         Treasurer (Emeritus), Financial and Investment Consultant, Professor of Transportation, Pennsylvania State University, 1984-present. Director, Pennsylvania Research Corp. Member and Treasurer, Board of Trustees, Grove City College. Trustee, The Advisors' Inner Circle Fund, The Arbor Fund, Marquis Funds.


WA02A/11379.1
Eugene Peters       6/3/29         - 0 -          Private Investor, 1987-
                              present. Trustee, The Advisors' Inner Circle Fund, The Arbor Fund, Marquis Funds.

John T. Cooney      1/20/27        - 0 -          Retired.  Vice Chairman,
                              Ameritrust Texas, N.A., 1989-1992.  Trustee,
                              The Advisors' Inner Circle Fund, The Arbor
                              Fund, Marquis Funds.

Frank E. Morris          12/30/23  - 0 -          Peter Drucker Professor
                         of Management, Boston College since 1989.
                         Trustee,  SEI Asset Allocation Trust, SEI Daily
                         Income Trust, SEI Index Funds, SEI Institutional
                         Investments Trust, SEI Institutional Managed
                         Trust, SEI International Trust, SEI Liquid Asset
                         Trust, SEI Tax Exempt Trust, Insurance  Investment
                         Products Trust, The Advisors' Inner Circle Fund,
                         The Arbor Fund, Marquis Funds

James M. Storey          4/12/31        - 0 -          Partner, Dechert
                              Price & Rhoads, from September 1987 -
                              December 1993. Trustee, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Marquis Funds, The Arbor Fund, The Advisors' Inner Circle Fund, Trustee, Earthwatch Expeditions, Inc., Essex Investment Management Company, Inc., The Henry W.T. Mali & Co., Inc., The
WA02A/11379.1
                              Massachusetts Health & Education Tax-Exempt
                              Trust, Great Cranberry Futures Group, Mount
                              Auburn Cemetery, Support Center of
                              Massachusetts

William M. Doran    5/26/40        - 0 -          Partner, Morgan, Lewis &
                         Bockius LLP.   Director and Secretary, SEI
                         Corporation since 1974 and 1978, respectively. Trustee, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Insurance Investment Products Trust, The Advisors' Inner Circle Fund, The Arbor Fund, Marquis Funds


     As of March 24, 1997, during the past five years no nominee has had any material interest, direct or indirect, in any ``ffiliated person'' of the Trust, Federated Administrative Services (the Trust's administrator) or Federated Securities Corp. (the Trust's distributor), nor has any nominee purchased or sold shares of the investment adviser to the Trust. Messrs. Nesher and Doran are either officers or directors or former officers or directors of SEI Investments Company. Compass Bank and other affiliates of Bancshares maintain various contractual relationships with SEI Investments Company and its affiliates, including in connection with the provision of trust accounting and similar services by affiliates of SEI Investments Company to Compass Bank and other affiliates of Bancshares.

The Current Board of Trustees

WA02A/11379.1
     The current Board of Trustees met four times during the fiscal year ended October 31, 1996. All Trustees attended each such meeting. The current Audit Committee ,which consists of Messrs. Flaherty, Copeland, Conroy and Dowd, met four times during the fiscal year ended October 31, 1996. All members of the current Audit Committee attended each such meeting. The function of the Audit Committee is to advise the Board of Trustees with regard to the appointment of the Trustee's independent accountants, review and approve audit and non-audit services of the Trust's independent accountants, and meet with the Trust's financial officers to review the conduct of accounting and internal controls. The Board has no standing compensation or nominating committees.

     The following represents the compensation paid to each Trustee during the Trust's most recently completed fiscal year:

NAME AND POSITION WITH TRUST   AGGREGATE COMPENSATION
                               FROM TRUST+++
John F. Donahue, Trustee*             $       0
Thomas G. Bigley, Trustee              $1,369
John T. Conroy, Jr., Trustee           $1,499
William J. Copeland, Trustee           $1,499
James E. Dowd, Trustee                 $1,499
Lawrence D. Ellis, M.D.,               $1,369
Trustee*
Edward L. Flaherty, Jr.,               $1,499
Trustee
Edward D. Gonzales, Executive         $       0
Vice President, Treasurer and
Trustee*
Peter E. Madden, Trustee               $1,369
Gregor F. Meyer, Trustee               $1,369
WA02A/11379.1
John E. Murray, Jr., Trustee           $1,369
Wesley W. Posvar, Trustee              $1,369
Marjorie P. Smuts, Trustee             $1,369

* Trustees who are ``nterested persons'' defined in the Investment Company Act of 1940.
     +    Information furnished is for the fiscal year ended October 31,
     1996.  The Trust is the only investment company in the Fund Complex.
     ++   The aggregate compensation is provided for the Trust which is comprised of three portfolios. A fourth portfolio, The Starburst Municipal Income Fund, was liquidated on October 30, 1996.

The Executive Officers

     Information about the Trust's principal executive officers, including their names, dates of birth, positions with the Trust, length of service at such positions, and principal occupation or employment during the past five years, is set forth below.


                 Date
Name             of      Position with  Principal Occupation or
                 Birth   the Trust      Employment
J. Christopher   4/11/   President      President and Trustee,
Donahue          49                     Federated Investors,
                                        Federated Advisers, Federated
                                        Management and Federated
                                        Research;  President and
                                        Director, Federated Research
                                        Corp. and Federated Global
                                        Research Corp.;  President,
WA02A/11379.1
                                        Passport Research, Ltd.;
                                        Trustee, Federated
                                        Shareholder Services Company
                                        and Federated Shareholder
                                        Services;  Director,
                                        Federated Services Company;
                                        President or Executive Vice
                                        President of the Funds;
                                        Director or Trustee of some
                                        of the Funds;  Mr. Donahue is
                                        the son of John F. Donahue,
                                        Trustee of the Trust.
Edward C.        10/22   Executive      Vice Chairman, Treasurer and
Gonzales         /30     Vice           Trustee, Federated Investors;
                         President,     Vice President, Federated
                         Treasurer and  Advisers, Federated
                         Trustee        Management, Federated
                                        Research, Federated Research
                                        Corp., Federated Global
                                        Research Corp. and Passport
                                        Research Ltd.;  Executive
                                        Vice President and Director,
                                        Federated Securities Corp.;
                                        Trustee, Federated
                                        Shareholder Services Company;
                                        Trustee or Director of some
                                        of the Funds;  President,
                                        Executive Vice President and
                                        Treasurer of some of the
                                        Funds.
John W.          10/26   Executive      Executive Vice President,
WA02A/11379.1
McGonigle        /38     Vice           Secretary and Trustee,
                         President and  Federated Investors; Trustee,
                         Secretary      Federated Advisers, Federated
                                        Management and Federated
                                        Research;  Director,
                                        Federated Research Corp. and
                                        Federated Global Research
                                        Corp.;  Trustee, Federated
                                        Shareholder Services Company;
                                        Director, Federated Services
                                        Company;  President and
                                        Trustee, Federated
                                        Shareholder Services;
                                        Director, Federated
                                        Securities Corp.;  Executive
                                        Vice President and Secretary
                                        of the Funds;  Treasurer of
                                        some of the Funds.
Richard B.       5/17/   Vice           Executive Vice President and
Fisher           23      President      Trustee, Federated Investors;
                                        Chairman and Director,
                                        Federated Securities Corp.;
                                        President or Vice President
                                        of some of the Funds;
                                        Director or Trustee of some
                                        of the Funds.
Jeffrey W.       2/5/4   Vice           Vice President and Treasurer
Sterling         7       President and  of some of the Funds.
                         Assistant
                         Treasurer

WA02A/11379.1

     As of March 24, 1997, the principal executive officers of the Trust beneficially owned in the aggregate less than 1% of the Trust's then outstanding shares.

     The persons named in the accompanying Proxy intend, in the absence of contrary instructions, to vote all Proxies in favor of the election of each nominee. A Shareholder may vote for or against any or all of the nominees. If you return an executed Proxy, but give no voting instructions, your shares will be voted for all nominees named herein for Trustees. All of the nominees have consented to being named in this Proxy Statement and to serve if elected. The Trusts know of no reason why any nominee would be unable or unwilling to serve if elected. Should any of the nominees become unable or unwilling to accept nomination or election prior to the Meeting, the persons named in the Proxy will exercise their voting power to vote for such substitute person or persons as the current Board of Trustees may recommend.

     If any nominee is not approved by the Shareholders of the Trust, the Board will consider alternative nominations.

     THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE FOR EACH OF THE
NOMINEES.


           GENERAL INFORMATION ABOUT THE TRUST AND OTHER MATTERS

The Investment Adviser and Administrator

     Compass Bank, an Alabama state member bank and wholly-owned subsidiary of Compass Bancshares (`Bancshares''), a bank holding company organized WA02A/11379.1 under the laws of Delaware, serves as adviser to the Trust. The address of both Compass Bank and Bancshares is 701 South 20th Street, Birmingham, Alabama 35233. Federated Administrative Services, a subsidiary of Federated Investors, serves as the Trust's administrator. The address of Federated Administrative Services is Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779.



Distributor of Fund Shares

     Federated Securities Corp., a subsidiary of Federated Investors, is the principal distributor for the Funds pursuant to a Distribution Agreement between the Trust and Federated Securities Corp.

Independent Auditors

     A majority of the Trust's independent Trustees have selected Deloitte & Touche LLP as the Trust's independent auditors for the fiscal year ending October 31, 1997. Deloitte & Touche has informed the Trust that it has no material direct or indirect financial interest in the Trust. Representatives of Deloitte & Touche are not expected to be present at the Meeting, but will be available should questions arise.

Shareholder Proposals

     The Trust does not hold annual Shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposals to: The Starburst Funds, c/o Federated Investors, Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779.
WA02A/11379.1

     A meeting may be called by Shareholders holding at least 10% of the Shares entitled to vote at the Meeting for the purpose of voting upon the removal of Trustees, in which case Shareholders may receive assistance in communicating with other Shareholders as if the provisions contained in
Section 16(c) of the Investment Company Act of 1940 applied.

Voting Information; Adjournment

     While the Special Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement the only business which the Board of Trustees intends to present or knows that others will present is the business mentioned in the notice of meeting. If any other matters lawfully come before the Special Meeting, and as to all procedural matters at the meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the attorneys named therein, or their substitutes, present and acting at the Special Meeting.

     If at the time any session of the Special Meeting is called to order, a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of any of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to those proposals. Any such adjournment will require the affirmative vote of a majority of the Shares of the Trust (or the Portfolio) present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such an WA02A/11379.1 adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment. A vote may be taken on one or more of the proposals in this proxy statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.

5% Shareholders

     The following indicates the beneficial ownership of shareholders who, to the best knowledge of the Trust, are the beneficial owners of more than 5% of the outstanding Shares of the Funds as of March 24, 1997: Blue Cross/Blue Shield, Birmingham, Alabama, owned approximately 1,143,335 Shares (28.06%)and Compass Bank Pension Trust, Birmingham, Alabama, owned approximately 597,154 Shares (14.66%) of The Starburst Bond Fund; Pilot Catastrophe Services, Mobile, Alabama, owned approximately 2,789,725 Shares (9.88%), Mobile Aerospace Engineering Inc., Mobile, Alabama, owned approximately 2,218,000 Shares (7.86%) and Metasolv Software Inc., Dallas, Texas, owned approximately 2,184,115 Shares (7.74%) of the Investment Service Shares of The Starburst Money Market Fund; Jefferson County Committee For Economic Opportunity, Birmingham, Alabama, owned approximately 700,000 Shares (15.23%), Fred Burgos Construction Company, Inc., Montgomery, Alabama, owned approximately 601,370 Shares (13.08%), Courtauld Fibers Inc., Axis, Alabama, owned approximately 557,832 Shares (12.13%),Compass Bank as Trustee for IDB Mobile County, Montgomery, Alabama, owned approximately 409,375 Shares (8.90%), Goodwill Industries of Central Alabama Inc. Board Designated Fund, Montgomery, Alabama, owned approximately 326,428 Shares (7.10%), Mary Ann Davis, Birmingham, Alabama, owned approximately 326,238 Shares (7.10%), and Neo Help PC., Birmingham, Alabama, owned approximately 248,593 Shares (5.41%), of the Investment Shares of The Starburst Government Money Market Fund; and Compass Bank, Birmingham, Alabama, acting in various capacities on behalf WA02A/11379.1 of its customers, owned approximately 137,434,529 Shares (97.42%) of the Trust Shares of The Starburst Government Money Market Fund.

     If you do not expect to attend the Special Meeting, please sign your proxy and return it in the enclosed envelope to avoid unnecessary expense and delay. No postage is necessary.

                                                                By Order of
the Trustees

                                                                JOHN W.
MCGONIGLE
                                                                 Secretary

April 2, 1997



Cusip 855245304
Cusip 855245403
Cusip 855245809
Cusip 855245502
Cusip 855245601
G00948-08(3/97)



Please mark votes as in
this example


WA02A/11379.1
x
For


With-hold


For All Except



1.)       Election of Trustees:

     Robert A. Nesher, Robert A. Patterson, Eugene Peters, John T. Conroy, Frank E. Morris, James M. Storey, William M. Doran

2.) To transact such other business as may properly come before the meeting or any adjournment thereof.



If you do not wish your shares voted ``OR'' a particular nominee, mark the `For All Except'' box and strike line through the nominee(s) name. Your shares will be voted for the remaining nominee(s).


RECORD DATE SHARES:
Date


Please be sure to sign and date this Proxy.
WA02A/11379.1


Mark box at right if comments or address change have been noted on the reverse side of this card.


Shareholder sign here


Co-owner sign here


DETACH CARD

THE STARBURST FUNDS
Please take note of the important information enclosed with the Proxy Ballot. There area number of issues related to the management and operation of your Trust that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares shall be voted. Then sign the card, detach it and return your proxy card in the enclosed postage paid envelope.

Your vote must be received prior to the Special Meeting of Shareholders, May 16, 1997.

Thank you in advance for your prompt consideration of these matters.
WA02A/11379.1

Sincerely,

The Starburst Funds


THE STARBURST FUNDS
The Proxy is solicited on behalf of the Board of Trustees

Know All persons by these presents that the undersigned Shareholders of The Starburst Funds hereby appoint C. Grant Anderson, Patricia F. Conner, Marie
M. Hamm, Suzanne W. Land, and Amy Lea Boley, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all Shares of The Starburst Funds which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on May 16, 1997, at Federated Investors Tower, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

The attorneys named will vote the Shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to any item, this proxy will be voted affirmatively on that matter. The approval of each proposal is not contingent on the approval of any other matter.

PLEASE RETURN THIS PORTION WITH YOUR VOTE IN THE ENCLOSED ENVELOPE AND RETAIN THE BOTTOM PORTION.


PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

WA02A/11379.1

Please sign this proxy exactly as your name appears on the books of the Trust. Joint ownership should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


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